THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

REGULATION S DEBT CONVERSION AGREEMENT

THIS REGULATION S DEBT CONVERSION AGREEMENT (the “Agreement”) is made effective as of the 5th day of November, 2007.

BETWEEN:

THE UNDERSIGNED CREDITOR

(the "Creditor")

OF THE FIRST PART

AND:

MOBIVENTURES INC.,
a Nevada corporation
(the “Company")

OF THE SECOND PART

WHEREAS:

            A.       The Creditor is a creditor of the Company.

            B.       The Company and the Creditor have agreed to settle the indebtedness owed by the Company to the Creditor by the issuance of warrants to purchase shares of the Company’s common stock to the Creditor upon the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE 1.
DEFINITIONS

           1.1       Definitions. The following terms will have the following meanings for all purposes of this Agreement.

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           (a)       “Common Stock” means the common stock of the Company, par value $0.001 per share.

           (b)       “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

           (c)       “Indebtedness” means the amount owed by the Company to the Creditor as set forth on the execution page of this Agreement.

           (d)       “Offering” shall mean the offering of the Warrants by the Company to the Creditor;

           (e)       "SEC" shall mean the United States Securities and Exchange Commission.

           (f)       "Securities" means the Warrants and the Warrant Shares.

           (g)       “SEC Filings” shall mean those filings made by the Company with the SEC in accordance with its reporting obligations under the Exchange Act;

           (h)       "Securities Act" shall mean the United States Securities Act of 1933, as amended.

           (i)       "Warrants" means share purchase warrants to be issued to the Creditor pursuant to the terms and conditions of this Agreement in settlement of the Indebtedness, each of which will entitle the Creditor to purchase one Warrant Share for a purchase price of $0.021US per Warrant Share for a period of five years following the date of this Agreement;

            (j)        “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

            1.2        Schedules. The following schedules are attached to and form part of this Agreement: Schedule A Definition of U.S. Person Schedule B Form of Warrant Certificate

            1.3        Currency. All dollar amounts referred to in this agreement are in United States funds, unless expressly stated otherwise.

     ARTICLE 2.
SETTLEMENT OF INDEBTEDNESS

            2.1        Settlement of Indebtedness. Subject to the terms and conditions hereinafter set forth, the Creditor hereby agrees to accept the issuance by the Company to the Creditor of a number of Warrants equal to the amount of the Indebtedness divided by a price of $0.021 US per Warrant as payment in full of the Indebtedness.

            2.2        Delivery of Warrants. Upon execution of this Agreement by the Company, the Company will deliver to the Creditor a certificate representing the Warrants in the form of certificate attached hereto as Schedule B. Upon delivery by the Company of the certificate representing the Warrants:

  the Indebtedness will be deemed to be repaid in full by the Company, the Company will have no further liability or obligation to the Creditor in respect of the Indebtedness,

3

  the Creditor will have no further claim or action against the Company in respect of the Indebtedness; and
  the Creditor will have been deemed to have released and discharged the Company of all liabilities and obligations relating to the Indebtedness.

            2.3        Compliance with Securities Laws. The obligation of the Company to issue the Warrants is conditional upon compliance with all securities laws and other applicable laws of the jurisdiction in which the Creditor is resident. Each Creditor will deliver to the Company all other documentation, agreements, representations and requisite government forms required by the lawyers for the Company as required to comply with all securities laws and other applicable laws of the jurisdiction of the Creditor.

ARTICLE 3.
AGREEMENTS, REPRESENTATIONS AND WARRANTIES OF THE CREDITOR

            3.1        Exemption from Registration. The Creditor acknowledges and agrees that the Warrants will be offered and sold to the Creditor without such offers and sales being registered under the Securities Act and will be issued to the Creditor in an offshore transaction outside of the United States in accordance with a safe harbour from the registration requirements of the Securities Act provided by Rule 903 of Regulation S of the Securities Act based on the representations and warranties of the Creditor in this Agreement. As such, the Creditor further acknowledges and agrees that all Securities will, upon issuance, be “restricted securities” within the meaning of the Securities Act.

            3.2        Exercise and Resales of Securities. The Creditor acknowledges that that the Securities may not be exercised or offered, resold, pledged or otherwise transferred except pursuant to the provisions of Regulation S of the Securities Act, through an exemption from registration under the Securities Act or pursuant to an effective registration statement under the Securities Act and in accordance with all applicable state securities laws and the laws of any other jurisdiction. The Creditor agrees to resell the Securities only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act. The Creditor agrees that the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act or pursuant to an available exemption from registration. The Creditor agrees that the Company may require the opinion of legal counsel reasonably acceptable to the Company in the event of any offer, sale, pledge or transfer of any of the Securities by the Creditor pursuant to the provisions of Regulation S of the Securities Act or pursuant to an exemption from registration under the Securities Act.

            3.3        Hedging Transactions. The Creditor agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

            3.4        Warrant Share Certificates. The Creditor acknowledges and agrees that all certificates representing the Warrant Shares will be endorsed with the following legend, or such similar legend as deemed advisable by legal counsel for the Company, to ensure compliance with Regulation S of the Securities Act and to reflect the status of the Shares as restricted securities:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES

4

MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

            3.5        No Registration Rights. The Creditor acknowledges and agrees that the Company has no obligation to register the resale of the Securities by the Creditor under the Securities Act.

            3.6        Representations and Warranties of the Creditor. The Creditor represents and warrants to the Company as follows, and acknowledges that the Company is relying upon such covenants, representations and warranties in connection with the issuance of the Warrants to the Creditor:

            (a)        The Creditor is not a “U.S. Person” as defined by Regulation S of the Securities Act, as set forth in Schedule A hereto.

            (b)        The Creditor is not acquiring the Warrants for the account or benefit of a U.S. Person.

            (c)        The Creditor was not in the United States at the time the offer to purchase the Warrants was received or at the time this Agreement was executed.

            (d)        The Creditor has such knowledge, sophistication and experience in business and financial matters such that it is capable of evaluating the merits and risks of the investment in the Warrants. The Creditor has evaluated the merits and risks of an investment in the Warrants. The Creditor can bear the economic risk of this investment, and is able to afford a complete loss of this investment.

            (e)        The Creditor acknowledges that the Company is in the early stages of development of its business and the Company’s success is subject to a number of significant risks, including the risk that the Company will not be able to finance its plan of operations and that the Company’s business plan will not succeed. The Creditor acknowledges that any forward-looking information provided by the Company to the Creditor are subject to risks and uncertainties and that the Company’s actual results may differ materially from the results anticipated.

            (f)        The Warrants will be acquired by the Creditor for investment for the Creditor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Creditor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Warrants.

            (g)        The Creditor has received or has had full opportunity to review the Company’s SEC Filings. The Creditor has had full opportunity to ask questions and receive answers from representatives of the Company regarding the Company’s SEC Filings, the terms and conditions of the Offering and the business, properties, prospects and financial condition of the Company, each as is necessary to evaluate the merits and risks of investing in the Warrants. The Creditor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Warrants. The Creditor has had full opportunity to discuss this information with the Creditor’s legal and financial advisers prior to execution of this Agreement.

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            (h)        The Creditor acknowledges that the Warrants will be offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act based on the truth and accuracy of the representations of the Creditor. The Creditor acknowledges that the Company will rely on these representations in completing the issuance of the Warrants to the Creditor. The Creditor further acknowledges that the offering of the Warrants by the Company has not been reviewed by the SEC or any state securities regulatory authority.

              (i)        This Agreement has been duly authorized, validly executed and delivered by the Creditor.

ARTICLE 4
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

            4.1        Representations and Warranties of the Company. The Company represents and warrants to the Creditor and acknowledges that the Creditor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement:

            (a)        The Company is a corporation duly incorporated and in good standing under the laws of the State of Nevada, and has the requisite corporate power and authority to conduct its business as it is currently being conducted, to enter into this Agreement and to issue the Warrants to the Creditor.

            (b)        The execution and delivery by the Company of this Agreement has been duly authorized by all necessary action on the part of the Company, and no further consent or action is required by the Company, its board of directors or its stockholders.

            (c)        The issuance of the Warrants has been duly authorized by all necessary corporate action of the Company.

            (d)        Upon issuance in accordance with the terms and conditions of this Agreement, the Warrants will be validly issued, fully paid and non-assessable warrants to purchase shares of the Company’s common stock. Upon exercise of the Warrants in accordance with their terms and conditions, including payment in full of the exercise price, the Warrant Shares will be validly issued, fully paid and non-assessable shares of the Company’s common stock.

            (e)        The existing stockholders of the Company have no pre-emptive or similar rights to purchase shares of Common Stock from the Company.

            (f)        The issue and sale of the Warrants by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of its Articles of Incorporation or Bylaws or any agreement or instrument to which the Company is a party.

ARTICLE 5
MISCELLANEOUS PROVISIONS

            6.1        Effectiveness of Representations; Survival. Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake. The representation, warranties and agreements will survive the Closing and continue in full force and effect until the one year anniversary of the Closing.

            6.2        Further Assurances. Each of the parties hereto will cooperate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions

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as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

            6.3        Amendment. This Agreement may not be amended except by an instrument in writing signed by each of the parties.

            6.4        Expenses. Each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the transactions contemplated hereby, including all fees and expenses of agents, representatives, counsel, and accountants.

            6.5        Entire Agreement. This Agreement and the schedules attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

            6.6        Severability. If one or more provisions of this Agreement is held to be unenforceable under applicable law, such provision will be excluded from this Agreement and the balance of this Agreement will be enforceable in accordance with its terms.

            6.7        Notices. All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to the Creditor:

AT THE ADDRESS SET FORTH ON THE
SIGNATURE PAGE TO THIS AGREEMENT

If to the Company:

MOBIVENTURES INC.
Attention: Mr. Gary Flint

Suite 3.19 MLS Business Centre
130 Shaftesbury Avenue,
London, England W1D 5EU
Facsimile: +44 (20) 7031 1199

With a copy (which will not constitute notice) to:

Lang Michener LLP
Attention: Mr. Michael H. Taylor
Suite 1500, Royal Centre
1055 West Georgia St., Box 11117
Vancouver, British Columbia
Canada V6E 4N7
Phone: (604) 689-9111
Facsimile: (604) 685-7084

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

            6.8        Headings. The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

            6.9        Benefits. This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

            6.10        Assignment. This Agreement may not be assigned (except by operation of law) by any party without the consent of the other parties.

            6.11        Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

            6.12        Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

            6.13        Counterparts. This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            6.14        Fax Execution. This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

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            6.15        Schedules and Exhibits. The schedules and exhibits are attached to this Agreement and incorporated herein.

IN WITNESS WHEREOF, this Subscription Agreement is executed as of the day and year first written above.

Amount of Indebtedness:	USD

Number of Shares to be Issued:

(Based on a settlement price of $ 0.021 per share)	Warrants

Signature of Creditor or Authorized Signatory of Creditor:

Name of Authorized Signatory of Creditor (if applicable):

Title of Authorized Signatory of Creditor (if applicable):

Name of Creditor:

Address of Creditor:

ACCEPTED BY:

MOBIVENTURES INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

Date of Acceptance:

SCHEDULE A

DEFINITION OF U.S. PERSON

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(a)	any natural person resident in the United States;

(b)	any partnership or corporation organized or incorporated under the laws of the United States;

(c)	any estate of which any executor or administrator is a U.S. person;

(d)	any trust of which any trustee is a U.S. person;

(e)	any agency or branch of a foreign entity located in the United States;

(f)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(g)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

SCHEDULE B

FORM OF WARRANT CERTIFICATE

THE SECURITIES REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES TO BE ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SHARES AND WARRANTS HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

MOBIVENTURES INC.
A NEVADA CORPORATION (the “Company”)
Suite 3.19 MLS Business Centre
130 Shaftsbury Avenue
London, England W1D 5EU

COMMON STOCK PURCHASE WARRANT CERTIFICATE
November 5th, 2007

Warrant Certificate No. S

Name of Holder:
Address of Holder:
Number of Shares:
Exercise Price:	US$ 0.021 per Share for a period of five years from the date of issuance until the Expiry Date
Expiry Date:

THIS WARRANT CERTIFIES THAT, for value received, the above named holder or its registered assigns (the “Holder”), shall have the right to purchase from the Company the above referenced number of fully paid and non-assessable shares (the “Shares”) of the Company’s common stock (the “Common Stock”) at an exercise price equal to the exercise price set forth above (the "Exercise Price"), subject to further adjustment as set forth in this Certificate, at any time from the date hereof until 5:00 P.M., GMT, on the expiry date set forth above (the “Expiry Date”). This Warrant is issued pursuant to the Subscription Agreement between the Company and Holder (the “Subscription Agreement”) pursuant to which the Holder purchased units consisting of one share of Common Stock and one warrant to purchase one additional share of Common Stock. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions contained herein.

1.        Exercise.

            1.1        Procedure for Exercise of Warrant. The Holder may exercise this Warrant by delivering the following to the principal office of the Company in accordance with Section 5.1 hereof:

(a)	a duly executed Notice of Exercise in substantially the form attached as Schedule A,

(b)

either (i) a written certification that the Holder is not a U.S. person, as defined under Regulation S of the Securities Act, and that the Warrant is not being exercised on behalf of a U.S. person, which written certificate may be contained in the Notice of Exercise delivered pursuant to sub-paragraph (a) above; or (ii) a written opinion of counsel to the effect that the Warrant and the Shares have been registered under the Securities Act or are exempt from registration thereunder;

(c)	payment of the Exercise Price then in effect for each of the Shares being purchased, as designated in the Notice of Exercise, and

(d)	this Warrant.

Payment of the Exercise Price may be in cash, certified or official bank check payable to the order of the Company, or wire transfer of funds to the Company’s account (or any combination of any of the foregoing) in the amount of the Exercise Price for each share being purchased.

            1.2        Delivery of Certificate and New Warrant. In the event of any exercise of the rights represented by this Warrant, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the Holder, together with any other securities or other property which the Holder is entitled to receive upon exercise of this Warrant, shall be delivered to the Holder hereof, at the Company’s expense, within a reasonable time, not exceeding fifteen (15) calendar days, after the rights represented by this Warrant shall have been so exercised; and, unless this Warrant has expired, a new Warrant representing the number of Shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Warrant was surrendered and payment of the Exercise Price was received by the Company, irrespective of the date of delivery of such certificate.

            1.3        Restrictive Legend. This Warrant and the Shares have not been registered under the Securities Act of 1933, as amended, (the "Securities Act") and the Warrants have been and the Shares, upon exercise of the Warrants, will be issued pursuant to exemptions from the registration requirements of the Securities Act. Neither this Warrant nor any of the Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such security or an exemption from the registration requirements of the Securities Act. Each certificate for the Warrant, the Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section. The Holder understands that this Warrant constitutes and the Shares upon issuance will constitute “restricted securities” under the Securities Act. The holder acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE

BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

            1.4        Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying to Holder an amount computed by multiplying the fractional interest by the current market price of a full Share.

2.        Covenants of the Company.

             2.1        Authorized Shares. The Company covenants and agrees that the Company will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of Common Stock to provide for the exercise in full of the rights represented by this Warrant.

             2.2        Issuance of Shares. The Company covenants and agrees that all shares of Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued, fully paid and non-assessable, and free from all transfer taxes, liens and charges with respect to the issue thereof.

3.        Transfer and Replacement.

            (a)        Subject to compliance with any applicable securities laws and the conditions set forth herein, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Shares without having a new Warrant issued.

            (b)        The Company agrees to maintain, at its aforesaid office, books for the registration and the registration of transfer of the Warrants.

            (c)        If, at the time of the surrender of this Warrant in connection with any transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer that (i) the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, and (ii) that the holder or transferee execute and deliver to the Company such documentation as is necessary to establish that the shares are being transferred pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws or in an offshore transaction pursuant to and in accordance with Rule 904 of Regulation S of the Securities Act.

            (d)        The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

4.        Adjustments of Exercise Price and/or Number of Shares.

            4.1        Subdivision or Combination of Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

            4.2        Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the share capital of the Company, or any consolidation or merger of the Company with another Company, or the sale of all or substantially all of its shares and/or assets or other transaction (including, without limitation, a sale of substantially all of its assets followed by a liquidation) shall be effected in such a way that holders of Common Stock shall be entitled to receive shares, securities or other assets or property, then, as a condition of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares, securities or other assets or property as may be issued or payable with respect to or in exchange for the number of outstanding Common Stock which such Holder would have been entitled to receive had such Holder exercised this Warrant immediately prior to the consummation of such recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to give effect to the adjustments provided for in this Section 4 including, without limitation, adjustments to the Exercise Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this Section 4.2 shall similarly apply to successive recapitalizations, reclassifications, reorganizations, consolidations, mergers or sales.

            4.3        Notice of Adjustment. Whenever the number of Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall give notice thereof to the Holder, which notice shall state the number of Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

5.        Miscellaneous Provisions.

            5.1        Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered or forwarded to the Holder at the address for Holder provide on the first page of this Warrant or to such other address or number as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered or forwarded to the Company at the address set forth above, Attention: President or to such other address or number as shall have been furnished to Holder in writing by the Company. All notices, requests and approvals required by this Warrant shall be in writing and shall be conclusively deemed to be given (a) when hand-delivered to the other party, (b) when received if sent by facsimile at the address and number set forth above; provided that notices given by facsimile shall not be effective, unless either (i) a duplicate copy of such facsimile notice is promptly given by depositing the same in the mail, postage prepaid and addressed to the party as set forth below or (ii) the receiving party delivers a written confirmation of receipt for such notice by any other method permitted under this paragraph; and further provided that any notice given by facsimile received after 5:00 p.m. (recipient’s time) or on a non-business day shall be deemed received on the next business day; (c) five (5) business days after deposit in the United States mail, certified, return receipt requested, postage prepaid, and addressed to the party as set forth below; or (d) the next business day after deposit with an international overnight delivery service, postage prepaid, addressed to the party as set forth below with next business day delivery guaranteed; provided that the sending party receives confirmation of delivery from the delivery service provider.

            5.2        Limitation of Liability. No provision hereof, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the Exercise Price hereunder or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            5.3        No Rights as Stockholder. This Warrant shall not entitle the Holder to any of the rights of a stockholder of the Company except upon exercise in accordance with the terms hereof.

            5.4        Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Nevada as applied to agreements among Nevada residents made and to be performed entirely within the State of Nevada, without giving effect to the conflict of law principles thereof.

            5.5        Waiver, Amendments and Headings. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by both parties (either generally or in a particular instance and either retroactively or prospectively). The headings in this Warrant are for purposes of reference only and shall not affect the meaning or construction of any of the provisions hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer effective as of the 5th day of November, 2007.

MOBIVENTURES INC.

Signature of Authorized Signatory:

Name of Authorized Signatory:

Position of Authorized Signatory:

SCHEDULE A

FORM OF NOTICE OF EXERCISE

TO:        MOBIVENTURES INC.

The undersigned hereby exercises the right to purchase the number of shares of common stock of MOBIVENTURES INC.(the "Company") set forth below (the "Shares") pursuant to the Warrant to Purchase Common Stock issued by the Company and dated [•DATE OF ISSUANCE]. In accordance with the provisions of the Warrant, the undersigned hereby tenders the following concurrently with the delivery of this Notice of Exercise (i) payment of the Exercise Price payable by the undersigned for the Shares (the “Purchase Price”) in effect for each of the Shares being purchased, and (ii) the original Warrant.

Number of Shares Purchased:	• Shares

Aggregate Purchase Price:	$ • US

The undersigned represents and warrants to and agrees with the Company that:

1.

It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares and it is able to bear the economic risk of loss of its entire investment.

2.

The Company has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Company as it has considered necessary or appropriate in connection with its investment decision to acquire the Shares.

3.

It is acquiring the Shares for its own account, for investment purposes only and not with a view to any resale, distribution or other disposition of the Shares in violation of the United States securities laws.

4.

It understands the Shares have not been and will not be registered under the United States Securities Act of 1933, as amended (the "1933 Act") or the securities laws of any state of the United States and that the sale contemplated hereby is being made in reliance on a safe-harbour from such registration requirements.

5.	The undersigned is not a “U.S. Person” as defined by Regulation S of the Securities Act and is not acquiring the Shares for the account or benefit of a U.S. Person.

A “U.S. Person” is defined by Regulation S of the Act to be any person who is:

(h) any natural person resident in the United States;

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(i)	any partnership or corporation organized or incorporated under the laws of the United States;

(j)	any estate of which any executor or administrator is a U.S. person;

(k)	any trust of which any trustee is a U.S. person;

(l)	any agency or branch of a foreign entity located in the United States;

(m)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporate, or (if an individual) resident in the United States; and

(n)	any partnership or corporation if:

(i) organized or incorporated under the laws of any foreign jurisdiction; and

(ii)

formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by accredited Subscribers [as defined in Section 230.501(a) of the Act] who are not natural persons, estates or trusts.

6.	The undersigned was not in the United States at the time the offer to purchase the Shares was received and the Subscriber was not in the United States at the time these Warrants were exercised.

7.

The undersigned acknowledges that the Shares are “restricted securities” within the meaning of the Securities Act and will be issued to the Subscriber in accordance with Regulation S of the Securities Act without registration under the Securities Act.

8.

The undersigned agrees to resell the Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration pursuant to the Securities Act.

9.	The undersigned agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

10.	The Subscriber acknowledges and agrees that all certificates representing the Shares will be endorsed with the following legend in accordance with Regulation S of the Securities Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM

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REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

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11.

The Subscriber and the Company agree that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, pursuant to an available exemption from registration, or pursuant to this Agreement.

Date of Execution:

Signature of Purchaser or Authorized Signatory of Purchaser (if the Purchaser is not an individual):

Name of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Title of Authorized Signatory of Purchaser(if the Purchaser is not an individual):

Name of Purchaser:

Address of Purchaser: